CONCENTRATION OF MARKET RISK	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Risk and Uncertainty [Line Items]
CONCENTRATION OF MARKET RISK	CONCENTRATION OF MARKET RISK
As of December 31, 2025, and 2024, approximately 8% and 10%, respectively, of the Plan's net assets available for benefits were invested in the common stock of the Company. As of December 31, 2025, and 2024, the Plan held 655,419 shares and 741,864 shares, respectively, of the Company's common stock. The underlying value of the Company's common stock is dependent upon the performance of the Company and the market's evaluation of such performance.

As of December 31, 2025, and 2024, the Plan also had $612,365,392 and $527,436,215, respectively, invested in other funds that individually represented 10% or more of the Plan's net assets available for benefits. The aggregate of these funds represented 39% of the Plan's net assets available for benefits as of December 31, 2025, and 2024, respectively.